Goodwill and IPR&D	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and IPR&D
4.	Goodwill and IPR&D

At December 31, 2016 and 2015, our goodwill and IPR&D consisted of the following (in thousands):

	December 31,
	2016	2015
Goodwill	$3,007	$3,007
IPR&D
Acquired IPR&D related to SynthRx acquisition (vepoloxamer)	500	6,549
Acquired IPR&D related to Aires acquisition (AIR001)	2,000	2,000
Total Goodwill and IPR&D	$5,507	$11,556

Our goodwill represents the difference between the total purchase price for SynthRx and the aggregate fair values of tangible and intangible assets acquired, less liabilities assumed.

Our acquired IPR&D related to the Aires acquisition reflects the estimated fair value of the AIR001 program as of the date we acquired Aires. We have not identified any impairment to that carrying value. Our acquired IPR&D related to the SynthRx acquisition as of December 31, 2016 reflects the estimated of the fair value of the vepoloxamer-related assets as of the date we acquired SynthRx. As discussed below, we determined the carrying value of the acquired IPR&D related to the SynthRx acquisition (vepoloxamer) was impaired as of December 31, 2016 and reduced its carrying value from $6.5 million to $0.5 million as of December 31, 2016.

We test our goodwill and acquired IPR&D for impairment annually as of September 30, or, in the case of initially acquired IPR&D, on the first anniversary of the date we acquired it and subsequently on September 30, and between annual tests if we become aware of an event or a change in circumstances that would indicate the carrying value may be impaired.

We performed a quantitative assessment of our goodwill as of September 30, 2016. We tested for impairment at the entity level because we operate on the basis of a single reporting unit. A quantitative assessment of goodwill utilizes a two-step approach.  We first compared our carrying value, including goodwill, to our estimated fair value.  If the carrying value had exceeded the estimated fair value, we would have performed Step 2 to measure the amount of any impairment charge.  As the carrying value did not exceed estimated fair value, we did not perform Step 2 and concluded that no impairment charge for goodwill is required.  We are not aware of an event or change in circumstances since September 30, 2016 that would indicate that our goodwill may be impaired.

We performed a qualitative assessment of our acquired IPR&D related to the Aires acquisition (AIR001) as of September 30, 2016. We noted no events or circumstances that would lead us to determine that the carrying value of that acquired IPR&D exceeds its fair value. Therefore, we concluded that no impairment charge is required. We are not aware of an event or change in circumstances that would indicate that the acquired IPR&D related to the Aires acquisition may be impaired as of December 31, 2016.

We performed a quantitative assessment of our acquired IPR&D related to the SynthRx acquisition (vepoloxamer) as of September 30, 2016. As of that assessment date, due to a lack of Level 1 or Level 2 inputs (see Note 6, “Fair Value of Financial Instruments”), the Multi-Period Excess Earnings Method, or MPEEM, which is a form of the income approach, was used to estimate the fair value of the vepoloxamer-related acquired IPR&D. Under the MPEEM, the fair value of an intangible asset is equal to the present value of the asset’s projected incremental after-tax cash flows (excess earnings) remaining after deducting the market rates of return on the estimated value of contributory assets (contributory charge) over its remaining useful life. The MPEEM uses primarily Level 3 inputs (see Note 6, “Fair Value of Financial Instruments”). We used the MPEEM based on assumptions for development of vepoloxamer in ischemic stroke to evaluate potential impairment as of September 30, 2016 and concluded no impairment charge was required.

Events and changes in circumstances since September 30, 2016 indicated that the carrying value of the vepoloxamer-related acquired IPR&D may be impaired. We considered that during our evaluation of strategic opportunities for our company we identified limited opportunities to monetize the vepoloxamer-related assets and our proposed merger partner, Savara, did not ascribe any significant value to those assets in negotiation of the merger agreement and agreed to allow us to continue to seek to monetize those assets during the pre-closing period of the proposed merger, including through a sale or other transfer of all or substantially all of the assets. We also considered the limited time before anticipated closing of the proposed merger and believe it is not appropriate to consider potential long-term cash flows that may only be achieved with significant further clinical development. We performed a quantitative assessment of the vepoloxamer-related acquired IPR&D as of December 31, 2016 utilizing Level 2 inputs in the form of expressions of interest in the vepoloxamer-related assets received recent to the valuation date to estimate fair value. Based on those expressions of interest, we determined that the estimated fair value of our vepoloxamer-related acquired IPR&D was $0.5 million as of December 31, 2016. Accordingly, the carrying value of that acquired IPR&D was reduced from $6.5 million to $0.5 million on our consolidated balance sheet as of December 31, 2016, and an impairment charge of $6.0 million was recorded in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2016.